Exhibit 99.3

OPEN TEXT CORPORATION

PROXY

THIS PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT

FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

DECEMBER 9, 2004

The undersigned shareholder of Open Text Corporation (the “Company”) hereby appoints any one of P. Thomas Jenkins, John Shackleton, Alan Hoverd or, instead of any one of them,                                 (fill in name, if any; see directions below) as attorney and proxy, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Company (the “Meeting”) to be held on December 9, 2004 at 10:00 a.m. (Toronto time) at The Toronto Stock Exchange Conference Centre, 130 King Street West, The Exchange Tower, Toronto, Ontario, Canada, M5X 1J2, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Meeting and Management Information Circular, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

1.	Election of Directors:

P. Thomas Jenkins	Brian Jackman
John Shackleton	Ken Olisa
Randy Fowlie	Stephen J. Sadler
Carol Coghlan Gavin	Michael Slaunwhite
Peter J. Hoult

☐    FOR all nominees listed above.

☐    WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Re-appoint KPMG LLP, Chartered Accountants, as independent auditors for the Company for the fiscal year ending June 30, 2005 and authorize the directors to fix the auditors’ remuneration.

☐    VOTE                 ☐    WITHHOLD VOTE

3.	Vote FOR ☐ or AGAINST ☐ the resolution authorizing the adoption of the 2004 Stock Option Plan and to approve the proposed maximum number of Common Shares issuable thereunder.

4.	Vote FOR ☐ or AGAINST ☐ the resolution authorizing the adoption of the 2004 Employee Stock Purchase Plan and to approve the proposed maximum number of Common Shares issuable thereunder.

5.	Vote FOR ☐ or AGAINST ☐ the resolution authorizing the adoption of the Shareholder Rights Plan.

DATED the day of , 2004

Signature of Shareholder

Name of Shareholder (please print)

Important, read before signing:

	1.	This proxy is solicited by and on behalf of management of the Company.

	2.	Shareholders are entitled to vote at the Meeting either in person or by proxy. Whether or not you plan to attend the Meeting, please complete and date this proxy, sign your name exactly as it appears on the form of proxy and return it to Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2YI or by facsimile to (416) 263-9524 before 5:00 p.m. (Toronto time) on Tuesday, December 7, 2004.

	3.	If the shareholder is a corporation, this form of proxy must be signed under its corporate seal or by a duly authorized officer or attorney thereof. A person signing on behalf of a shareholder must provide, with the proxy, satisfactory proof of such person’s authority and must indicate the capacity in which such person is signing.

	4.	Shareholders whose shares are registered in the name of a securities dealer, bank, trust company or other intermediary should follow the directions provided by their intermediary for filing proxies.

	5.	Each shareholder has the right to appoint a person to represent the shareholder at the Meeting other than the persons specified on the form of proxy. In order to do so, the shareholder may strike out the current names and insert the name of such person, who need not be a shareholder, in the blank space provided in this proxy.

	6.	The shares represented by this proxy will be voted as specified, but if no specification is made in respect of any matter, this proxy will be voted for each matter as specified in the Management Information Circular in respect of the Meeting.

	7.	If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or if any further business should properly come before the Meeting, full discretionary authority is hereby conferred with respect thereto.

	8.	If this proxy is not dated, this proxy shall be deemed to bear the date on which it was mailed by management.